Exhibit 10.26

Power of Attorney

Shareholder: Xiaogang Feng (“Plegor”)

Attorney-in-fact: Beijing Ambow Online Software Co., Ltd. (“Ambow Online”)

In accordance with the Share Pledge Agreement executed by Xiaogang Feng on February 25, 2009 (“Pledge Agreement”), by executing this power of attorney (the “POA”), the Pledgor hereby appoints Ambow Online as his attorney-in-fact (“Attorney-in-fact”) to (i) attend the shareholder meetings of Suzhou Wenjian Education and Technology Co., Ltd. (“Suzhou Wenjian”) and exercise all voting rights to which the Pledgor is entitled as a shareholder of Suzhou Wenjian; and (ii) sign any resolutions adopted by the Board of Suzhou Wenjian and any other documents requiring to be signed by the shareholders of Suzhou Wenjian.

The Attorney-in-fact shall act in good faith for the purpose of maximizing the value of the Pledged Equity (as defined in the Pledge Agreement), and its acts shall be in compliance with applicable Chinese laws and regulations in all respects. Any act performed by and any document executed by the Attorney-in-fact hereunder shall be deemed the act performed by or the document executed by the Pledgor.

This POA shall come into effect upon the date of execution. Unless terminated as agreed, this POA shall remain effective during the Term of Pledge (as defined in the Pledge Agreement).

By:	/s/ Xiaogang Feng
Xiaogang Feng

Date: February 25, 2009

Power of Attorney

Shareholder: Xuejun Xie (“Plegor”)

Attorney-in-fact: Beijing Ambow Online Software Co., Ltd. (“Ambow Online”)

In accordance with the Share Pledge Agreement executed by Xuejun Xie on February 25, 2009 (“Pledge Agreement”), by executing this power of attorney (the “POA”), the Pledgor hereby appoints Ambow Online as her attorney-in-fact (“Attorney-in-fact”) to (i) attend the shareholder meetings of Suzhou Wenjian Education and Technology Co., Ltd. (“Suzhou Wenjian”) and exercise all voting rights to which the Pledgor is entitled as a shareholder of Suzhou Wenjian; and (ii) sign any resolutions adopted by the Board of Suzhou Wenjian and any other documents requiring to be signed by the shareholders of Suzhou Wenjian.

The Attorney-in-fact shall act in good faith for the purpose of maximizing the value of the Pledged Equity (as defined in the Pledge Agreement), and its acts shall be in compliance with applicable Chinese laws and regulations in all respects. Any act performed by and any document executed by the Attorney-in-fact hereunder shall be deemed the act performed by or the document executed by the Pledgor.

This POA shall come into effect upon the date of execution. Unless terminated as agreed, this POA shall remain effective during the Term of Pledge (as defined in the Pledge Agreement).

By:	/s/ Xuejun Xie
Xuejun Xie

Date: February 25, 2009

Power of Attorney

Shareholder: Yisi Gu (“Pledgor”)

Attorney-in-fact: Beijing Ambow Online Software Co., Ltd. (“Ambow Online”)

In accordance with the Share Pledge Agreement executed by Yisi Gu on February 25, 2009 (“Pledge Agreement”), by executing this power of attorney (this “POA”), the Pledgor hereby appoints Ambow Online as her attorney-in-fact (“Attorney-in-fact”) to (i) attend the shareholder meetings of Suzhou Wenjian Education and Technology Co., Ltd. (“Suzhou Wenjian”) and exercise all voting rights to which the Pledgor is entitled as a shareholder of Suzhou Wenjian; and (ii) sign any resolutions adopted by the Board of Suzhou Wenjian and any other documents requiring to be signed by the shareholders of Suzhou Wenjian.

The Attorney-in-fact shall act in good faith for the purpose of maximizing the value of the Pledged Equity (as defined in the Pledge Agreement), and its acts shall be in compliance with applicable Chinese laws and regulations in all respects. Any act performed by and any document executed by the Attorney-in-fact hereunder shall be deemed the act performed by or the document executed by the Pledgor.

This POA shall come into effect upon the date of execution. Unless terminated as agreed, this POA shall remain effective during the Term of Pledge (as defined in the Pledge Agreement).

By:	/s/ Yisi Gu
Yisi Gu

Date: February 25, 2009